UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 27, 2015
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INFORMATICA CORPORATION
(Exact name of Registrant as specified in its charter)
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State of Delaware (State or other jurisdiction of	0-25871 (Commission File Number)	77-0333710 (I.R.S. Employer
incorporation or organization)		Identification Number)

2100 Seaport Boulevard
Redwood City, California 94063
(Address of principal executive offices and zip code)

(650) 385-5000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2015, Informatica Corporation issued a press release reporting its results for the fourth quarter and year ended December 31, 2014. A copy of the press release issued by Informatica concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	January 27, 2015	INFORMATICA CORPORATION

		By:	/s/ MICHAEL BERRY
Michael Berry
EVP and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 27, 2015